UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
NOVEMBER 12, 2004

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-11038	41-0857886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6680 N. Highway 49 Lino Lakes, MN 55014		55014
(Address of Principal Executive Offices)		(Zip Code)

(651) 784-1250
 (Registrant’s Telephone Number, Including Area Code)

N/A
 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Corporate Governance and Management

Item 5.02.           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

             (b)          Mehmet A. Gencer resigned as a director of Northern Technologies International Corporation (“NTIC”) on November 12, 2004 immediately upon acceptance of his new officer position as President and Chief Operating Officer of NTIC, as described in more detail below.

             (c)          The Board of Directors of NTIC appointed Mehmet A. Gencer as President and Chief Operating Officer of NTIC on November 12, 2004.  Dr. Gencer was the founder of and served as President of IMET Corporation, an engineering firm from 1997 to November 2004.  Dr. Gencer was with BF Goodrich Company from 1984 though 1999.  While with BF Goodrich Co., Dr. Gencer held the positions of Director of Emerging Technologies, Associate Director of Technology and New Business Development, Senior R&D Manager, Environmental Technology Research Manager and Biotechnology Group Senior R&D Engineer.  Dr. Gencer obtained his Doctor of Philosophy in Chemical Engineering from Drexel University, Masters of Science in Chemical Engineering from University of Pennsylvania, and Bachelor of Science in Chemical Engineering from Ege University.  Atagencer LLC, a limited liability corporation that is principally owned by Dr. Gencer, maintains a 25% ownership interest in NTIC’s corporate joint venture located in Turkey.

             (d)          The Board of Directors of NTIC elected Mark M. Mayers and Dr. Ramani Narayan as new directors of NTIC on November 12, 2004.  Mr. Mayers was also appointed to serve on the Audit Committee, Strategic Planning Committee and Nomination Committee of the Board of Directors, and Dr. Narayan was appointed to serve on the Strategic Planning Committee of the Board of Directors.  There is no arrangement or understanding between either Mr. Mayers or Dr. Narayan and any other persons pursuant to which Mr. Mayers or Dr. Narayan was selected as a director.  Neither Mr. Mayers nor Dr. Narayan has a direct or indirect material interest in any existing or currently proposed transaction to which NTIC is or may become a party.

             A press release issued by NTIC on November 17, 2004, announcing Dr. Gencer’s resignation as a director and election as an executive officer of NTIC and the election of Messrs. Mayers and Dr. Narayan as directors of NTIC to fill the vacancies on the Board of Directors of NTIC created by the resignation of two directors in August 2004, is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

          (c)   Exhibits.

Exhibit No.	Description

99.1	Press Release issued November 17, 2004

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

By:

Matthew C. Wolsfeld
Chief Financial Officer

Dated: November 17, 2004

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release issued November 17, 2004	Filed herewith

Northern Technologies International Corporation
6680 N. Highway 49
Lino Lakes, MN 55014
www.ntic.com

FOR IMMEDIATE RELEASE

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION ANNOUNCES CHANGES
TO ITS BOARD OF DIRECTORS AND MANAGEMENT TEAM

LINO LAKES, Minnesota, November 17, 2004 - Northern Technologies International Corporation (AMEX: NTI) announced the appointment of Mark M. Mayers and Dr. Ramani Narayan to the Company’s Board of Directors.  Mr. Mayers will serve on the Audit Committee, Nominating Committee and Strategic Planning Committee of the Board and Dr. Narayan will serve on the Strategic Planning Committee of the Board.  NTIC also announced the appointment of Dr. Mehmet A. Gencer as President and Chief Operating Officer of the Company effective November 12, 2004.  In light of this new officer position and NTIC’s efforts to increase the number of independent directors on its Board of Directors, Dr. Gencer resigned as a director.

Mark M. Mayers has been a co-chairman of the Harbor Group NY, Inc. since 1996.  Harbor is a small boutique investment firm which primarily creates financial products, which it markets or licenses to principally insurance companies to market. His primary expertise is with energy related matters, technology and finance. Prior to 1996, Mr. Mayers served as Chief Executive Officer of Columbia Energy Storage Company, Inc. for seven years.  In addition from 1970 to 1986, Mr. Mayers served in various capacities as a technical, energy, and financial advisor to the Reynolds Metals Company. Mr. Mayers holds a BA from the University of Maryland.

Dr. Ramani Narayan is Professor of Chemical & Biochemical Engineering in the Department of Chemical Engineering & Materials Science at Michigan State University, E. Lansing, MI where he has 90 publications in leading journals to his credit, 18 patents, edited three books and one expert dossier in the area of bio-based polymeric materials. His research area encompasses engineering and design of sustainable, biobased products, biodegradable plastics and polymers, reactive extrusion polymerization and processing, studies in polymer biodegradation and composting. He has major research programs with industry and serves as consultant for several companies.  He is on the Board of Directors of ASTM International – a premier international standards setting organization. He also chairs the committee on Environmentally Degradable Plastics and Biobased Products and the Terminology committee. He is also the technical expert for the United States on Plastics – specifically for Terminology and Biodegradable plastics.  Dr. Narayan also chairs the scientific committee of Biodegradable Products Institute (BPI), North America.  He has testified before U.S. congressional hearings on the biodegradable and biobased plastics issues.

The Board of Directors of Northern Technologies International Corporation has every confidence in Dr. Narayan and Mr. Mayers as shown by unanimously electing them to the Board of Directors.

Dr. Mehmet A. Gencer, a former director of NTIC, was elected as President and Chief Operating Officer of NTIC effective as of November 12, 2004.  In light of this new officer position and NTIC’s efforts to increase the number of independent directors on its Board of Directors, Dr. Gencer resigned as a director.  The Board of Directors thanks Dr. Gencer for his past contributions to the Board.

About Northern Technologies International Corporation

NTIC offers expert technical service in corrosion management and unique technically superior products that prevent corrosion. The products and services primarily include proprietary volatile corrosion inhibiting products and packaging, sold under the brand name ZERUST®. NTIC provides rust and corrosion protection products and custom packaging systems for avionics, automotive, electronics, electrical, mechanical, and military applications.  Additionally, NTIC offers direct on-site technical support on rust and corrosion issues in 46 countries, and operates a marketing, distribution, and technical network through 29 joint ventures in Asia, Europe, and South America.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements regarding Northern Technologies International Corporation contained in this release that are not historical in nature, particularly those that utilize terminology such as “may,” “will,” “should,” “likely,” “expects,” “anticipates,” “estimates,” “believes” or “plans,” or comparable terminology, are forward-looking statements based on current expectations and assumptions, and entail various risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Important factors known to Northern Technologies International Corporation that could cause such material differences are identified and discussed from time to time in Northern Technologies International Corporation’s filings with the Securities and Exchange Commission, including those factors which are discussed in Northern Technologies International Corporation’s Annual Report on Form 10-KSB for the fiscal year ended August 31, 2003, which factors are incorporated herein by reference. Northern Technologies International Corporation undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any future disclosure Northern Technologies International Corporation makes on related subjects in future reports to the SEC.

For more information, please contact:

Matthew Wolsfeld, CFO, Northern Technologies International Corporation, (651) 784-1250